Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including any and all amendments thereto) with respect to the Class A Common Stock of Snap One Holdings Corp and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement.

February 8, 2022

H&F CORPORATE INVESTORS VIII LTD.

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

HELLMAN & FRIEDMAN INVESTORS VIII L.P.
By:	H&F Corporate Investors VIII Ltd.,
its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

HELLMAN & FRIEDMAN CAPITAL PARTNERS VIII L.P.
By:	Hellman & Friedman Investors VIII L.P., its general partner
By:	H&F Corporate Investors VIII Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

HELLMAN & FRIEDMAN CAPITAL PARTNERS VIII (PARALLEL), L.P.
By:	Hellman & Friedman Investors VIII L.P., its general partner
By:	H&F Corporate Investors VIII Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

HFCP VIII (PARALLEL-A), L.P.
By:	Hellman & Friedman Investors VIII L.P., itsgeneral partner
By:	H&F Corporate Investors VIII Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

H&F EXECUTIVES VIII L.P.
By:	Hellman & Friedman Investors VIII L.P., its general partner
By:	H&F Corporate Investors VIII Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

H&F ASSOCIATES VIII, L.P.
By:	Hellman & Friedman Investors VIII, L.P., its general partner
By:	H&F Corporate Investors VIII, Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

H&F COPPER HOLDINGS VIII, L.P.
By:	H&F Copper Holdings VIII GP, LLC, its general partner
By:	Hellman & Friedman Capital Partners VIII, L.P., its managing member
By:	Hellman & Friedman Investors VIII, L.P., its general partner
By:	H&F Corporate Investors VIII, Ltd. its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

H&F COPPER HOLDINGS VIII GP, LLC
By:	Hellman & Friedman Capital Partners VIII, L.P., its managing member
By:	Hellman & Friedman Investors VIII, L.P., its general partner
By:	H&F Corporate Investors VIII, Ltd. its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President